UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25033	63-1201350

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
17 North 20th Street, Birmingham, Alabama 35023
(Address of Principal Executive Offices, including Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 28, 2006, James A. Taylor retired as a director and as Chairman of the Board of Superior Bancorp (the “Company”). Mr. Taylor’s retirement did not relate to any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. C. Stanley Bailey, the Company’s Chief Executive Officer, assumed the additional position of Chairman of the Board upon Mr. Taylor’s retirement.
Item 8.01. Other Events.
     On December 28, 2006, the Company issued a press release (the “Press Release”) announcing Mr. Taylor’s retirement. Pursuant to General Instruction F to the Commission’s Form 8-K, the Press Release is attached hereto as Exhibit 99 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99	Press Release, dated December 28, 2006, of Superior Bancorp

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

/s/ C. Stanley Bailey

C. Stanley Bailey
Chairman and Chief Executive Officer
Date: December 28, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release, dated December 28, 2006, of Superior Bancorp